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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 31, 2003


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-14705                                    88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                                85260
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9          Regulation FD Disclosure

Allied Waste Industries, Inc. ("Allied") (NYSE: AW) today announced that is commencing the process of seeking modifications to its senior secured credit facility to reduce the interest rates on its term loans and to favorably revise certain financial covenants to provide greater operating flexibility. Such modifications are contingent on the approval of the lenders under its senior secured credit facility and there can be no assurance that the lenders will approve the modifications.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2003, the Company served customers through a network of 323 collection companies, 168 transfer stations, 169 active landfills and 61 recycling facilities in 38 states.








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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.

                            By: /s/ PETER S. HATHAWAY
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                                Peter S. Hathaway
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date:  October 31, 2003